                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                David A. Carlson
                                Stephen T. Joyce
                                Glenn D. Lammey
                                Thomas M. Marra
                             Ernest M. McNeill, Jr.
                                John C. Walters
                              Lizabeth H. Zlatkus
                             David M. Znamierowski

do hereby jointly and severally authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ David A. Carlson                                  Dated as of February 1, 2007
       ----------------------------------------------------
       David A. Carlson
By:    /s/ Stephen T. Joyce                                  Dated as of February 1, 2007
       ----------------------------------------------------
       Stephen T. Joyce
By:    /s/ Glenn D. Lammey                                   Dated as of February 1, 2007
       ----------------------------------------------------
       Glenn D. Lammey
By:    /s/ Thomas M. Marra                                   Dated as of February 1, 2007
       ----------------------------------------------------
       Thomas M. Marra
By:    /s/ Ernest M. McNeill, Jr.                            Dated as of February 1, 2007
       ----------------------------------------------------
       Ernest M. McNeill, Jr.
By:    /s/ John C. Walters                                   Dated as of February 1, 2007
       ----------------------------------------------------
       John C. Walters
By:    /s/ Lizabeth H. Zlatkus                               Dated as of February 1, 2007
       ----------------------------------------------------
       Lizabeth H. Zlatkus
By:    /s/ David M. Znamierowski                             Dated as of February 1, 2007
       ----------------------------------------------------
       David M. Znamierowski

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 1, 2007
Filed on Form N-4
File Numbers:

333-119414             333-69489
333-119419             333-69475
333-119415             333-45301
333-119422             333-50467
333-119417             333-52711
333-101927             333-70153
333-101932             333-66343
333-101937             333-66939
333-101942             333-68463
333-101948             333-91925
333-102625             333-91929
333-101954             333-91927
333-136543
333-136547
333-101923             333-39612
333-105252             333-39604
333-101925             333-40414
333-101931             333-36132
333-104356             333-36136
333-101934             333-36138
333-101929             333-19605
333-101938             33-19944
333-101940             33-19947
333-101944             33-19949
333-105253             33-59541
333-101946             33-19946
333-105254             33-19943
333-101950             33-19948
333-105260             333-72042
333-105266             33-73570
333-101952             33-73566
333-105270             33-80738
333-69485              333-41213
333-69439              33-19945
333-35000              33-06952
333-69493              33-17207